EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



         We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 13, 1997, in Post-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-41195) and related Prospectus of Connetics Corporation for the registration of 1,750,000 shares of its common stock.



                                                     /s/  ERNST & YOUNG LLP
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Palo Alto, California
December 19, 1997